Fees Summary	Oct. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,710,640.00
Previously Paid Amount	0.00
Total Fee Amount	1,893.00
Total Offset Amount	0.00
Net Fee	$ 1,893.00